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                                                                    Exhibit 10.8


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                           PEACHTREE FIBEROPTICS, INC.
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VIA FAX



Union Atlantic Partners I, Ltd.
Attention:  Stephen Hutchings

Gentlemen:

This letter is to confirm our agreement that Union Atlantic Partners I, Ltd. shall convert as of December 31, 1999 $25,000 of the debt due and owing to Union Atlantic Partners I, Ltd. from vFinance Holdings, Inc. into 8,400 shares of VFIN (OTC BB) (Peachtree FiberOptics, Inc.) in full and complete satisfaction of such debt. Peachtree FiberOptics, Inc. owns 100% of vFinance Holdings, Inc. Such shares are not registered and cannot be sold in the public markets for 1 year from the date of issue. These shares can be transferred privately at any time.

Please confirm this Agreement by signing as indicated herein below.


PEACHTREE FIBEROPTICS, INC.



By: /s/ Leonard Sokolow
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     Leonard J. Sokolow, Managing Agent


Agreed to and accepted as of this 31st day of December 1999

UNION ATLANTIC PARTNERS I, LTD.


By: /s/ F.M.C. Limited -- Director
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       Authorized Representative




          3300 PGA BLVD., SUITE 810, PALM BEACH GARDENS, FLORIDA 33410,
                   VOICE: (305) 374-0282 FAX: (206) 374-5879